Filed pursuant to 497(e)
File Nos. 333-48456 and 811-10183

BRIGHTHOUSE FUNDS TRUST I

SUPPLEMENT DATED NOVEMBER 22, 2019

TO THE

PROSPECTUS DATED APRIL 29, 2019

BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

Michael Pensky serves as a portfolio manager of the BlackRock Global Tactical Strategies Portfolio (“the Portfolio”). The following changes are made to the prospectus of the Portfolio.

In the Portfolio Summary, the subsection entitled “Portfolio Managers” of the section entitled “Management” is deleted in its entirety and replaced with the following:

Portfolio Managers. Philip J. Green, Managing Director of BlackRock, and Michael Pensky, CFA, Director of BlackRock, have managed the Portfolio since its inception in 2011 and since November 2019, respectively.

In the section of the Prospectus entitled “Additional Information About Management – The Subadviser,” the tenth and eleventh paragraphs are deleted in their entirety and replaced with the following:

The Portfolio is managed by a team of investment professionals at BlackRock. The lead members of the team are Philip J. Green, Managing Director of BlackRock, and Michael Pensky, Director of BlackRock. Mr. Green has been managing the Portfolio since its inception in 2011, and Mr. Pensky has been managing the Portfolio since November 2019.

Mr. Green, Managing Director, is head of the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Green’s service with the firm dates back to 1999, including his years with Merrill Lynch Investment Managers (MLIM), which merged with BlackRock in 2006.

Mr. Pensky, CFA, Director, is a portfolio manager in the Global Tactical Asset Allocation team within BlackRock’s Multi-Asset Strategies group. Mr. Pensky’s service with the firm dates back to 2011. Prior to becoming a Director at BlackRock in 2018, he was a Vice President at BlackRock.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH

THE PROSPECTUS FOR FUTURE REFERENCE